Exhibit 10.9

FOURTH AMENDMENT TO LETTER OF

CREDIT REIMBURSEMENT AGREEMENT

FOURTH AMENDMENT TO LETTER OF CREDIT REIMBURSEMENT AGREEMENT, dated as of April 23, 2010 (this “Amendment”), between ARCOS DORADOS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (together with its successors and assigns, the “Obligor”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as CREDIT SUISSE, acting through its CAYMAN ISLANDS BRANCH) (together with its branches, agencies, successors and assigns, the “Bank”). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the LOCRA (as defined below).

RECITALS

A. WHEREAS, the Obligor and the Bank are parties to that certain Letter of Credit Reimbursement Agreement, dated as of August 3, 2007 (as amended by the Amendment to Letter of Credit Reimbursement Agreement, dated as of November 3, 2008, the Second Amendment to Letter of Credit Reimbursement Agreement, dated as of December 10, 2008 and the Third Amendment to Letter of Credit Reimbursement Agreement, dated as of July 8, 2009, the “LOCRA”);

B. WHEREAS, the Obligor, the Bank and Deutsche Bank Trust Americas, in its capacity as securities intermediary (in such capacity, the “Securities Intermediary”), are parties to that certain Account Security and Control Agreement, dated as of July 8, 2009); and

C. WHEREAS, the Obligor and the Bank have agreed to amend certain provisions of the LOCRA in the manner, and subject to the terms and conditions, provided for herein.

NOW, THEREFORE, in consideration of the foregoing, the premises and the agreements, provisions and covenants contained in this Amendment and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

CONDITIONS TO EFFECTIVENESS

Section 1.1 Amendment to Section 1.1 of the LOCRA. Section 1.1 of the LOCRA is hereby amended by:

(a) deleting the definitions of “Collection Account,” “Closing Price,” “Delivery Amount,” “Hedge Termination Value,” “Hedging Collateral,” “Hedging Collateral Amount,” “Hedging Event,” “Return Amount,” “Return Rate,” “Settlement Day,” “Total Collateralized Amount,” “Trading Day” and “Valuation Date,” each in its entirety; and

(b) adding the following definitions in the corresponding alphabetical order:

““End Date” shall have the meaning assigned to this term in the Letter of Credit.”

““Issuance Date” shall have the meaning assigned to this term in the Letter of Credit.”

Section 1.2 Amendment to Section 3(b)(i) of the LOCRA. Section 3(b)(i) of the LOCRA is hereby amended by adding replacing “(the “Fee Letter”)” with “(as amended from time to time, the “Fee Letter”)”.

Section 1.3 Amendment to Section 13(g) of the LOCRA. Section 13(q) of the LOCRA is hereby amended by deleting such section in its entirety and replacing it with the following:

“[Reserved]”

ARTICLE II

CONDITIONS TO EFFECTIVENESS

Section 2.1 Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions precedent has been satisfied in a manner reasonably satisfactory to the Bank (but, in any event, by no later than April 26, 2010) (such date, the “Amendment Effective Date”):

(c) Execution of Amendment. The Bank shall have received a true, correct and complete copy of this Amendment duly executed and delivered by a duly authorized officer of the Obligor, and this Amendment shall be in full force and effect.

(d) Representations and Warranties. Each of the representations and warranties of the Obligor set out in the Related Documents shall be true and correct on and as of the Amendment Effective Date.

(e) Fees. The Bank shall have received (i) a true, correct and complete copy of the Amendment to the Fee Letter in substance and form satisfactory to the Bank, duly executed and delivered by a duly authorized officer of the Obligor, and the Fee Letter (as so amended) shall be in full force and effect; and (ii) payment in full by the Obligor of all fees and expenses of the Bank payable by the Obligor, including reimbursement or payment of all fees, charges and disbursements of counsel to the Bank in New York.

(f) Termination of Existing Control Agreement. The Securities Intermediary shall have received a true, correct and complete copy of a letter agreement substantially in the form of Exhibit A hereto, duly executed and delivered by a duly authorized officer of the Bank and acknowledged by both a duly authorized officer of the Obligor and a duly authorized officer of the Securities Intermediary.

ARTICLE III

MISCELLANEOUS

Section 3.1 Effect on the LOCRA. Except as expressly set forth herein, the Bank agrees to no amendment and grants no waiver or consent with respect to the LOCRA or any other Related Document, and the LOCRA and the other Related Documents remain in full force and effect and are hereby ratified and confirmed. The Bank’s agreeing to the amendments contained herein do not and shall not create (nor shall the Obligor rely upon the existence of or claim or assert that there exists) any obligation of the Bank to consider or to agree to any further amendments or waivers to any Related Document. In the event that the Bank subsequently agrees to consider any further amendment or waiver to any Related Document, neither the amendments contained herein nor any other conduct of the Bank shall be of any force or effect on the Bank’s consideration or decision with respect to any such amendment or waiver, and the Bank shall have no further obligation whatsoever to consider or to agree to any such amendment or waiver. The Bank expressly reserves the right to require strict compliance with the terms of the LOCRA as it has been amended by this Amendment in all respects. The amendments and waivers agreed to herein shall not constitute a course of dealing at variance with the LOCRA so as to require further notice by the Bank to require strict compliance with the terms of the LOCRA and the other Related Documents in the future. The parties hereto acknowledge and agree that this Amendment shall be deemed to be a Related Document.

Section 3.2 Rules of Construction. From and after the Amendment Effective Date, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof” and words of similar import, as used in the LOCRA, shall, unless the context otherwise requires, refer to the LOCRA, as amended by this Amendment.

Section 3.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.4 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

Section 3.5 Jurisdiction; Venue; Waiver of July Trial: Etc.

(a) Each of the Obligor and the Bank submits to the nonexclusive jurisdiction of any state or federal court located in the Borough of Manhattan, City of New York, State of New York, for itself and its property and agrees that any such court shall be a proper forum for any action or suit with respect to this Amendment. Service of process in any legal action or proceeding arising out of or in connection with this Amendment may be made upon the Obligor by mailing a copy of the summons to the Obligor either at the address set forth in Section 3.9 or at the Obligor’s last address appearing in the Bank’s records.

(b) EACH OF THE OBLIGOR AND THE BANK WAIVES (i) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION OR PROCEEDING IN WHICH THE BANK AND THE OBLIGOR ARE PARTIES (WHETHER OR NOT THE ONLY PARTIES) ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, AND (ii) THE RIGHT TO INTERPOSE ANY CLAIM, SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

Section 3.6 Counterparts. This Amendment may be executed in several counterparts and by each party hereto on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 3.7 Amendments; Waivers. None of the terms or provisions of this Amendment may be waived, amended, supplemented or otherwise modified, except by a written instrument executed by the Obligor and the Bank.

Section 3.8 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 3.9 Notices. All notices under this Amendment shall be given in accordance with Section 17 of the LOCRA.

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IN WITNESS WHEREOF. the parties hereto have executed this Fourth Amendment to Letter of Credit Reimbursement Agreement as of the date first above written.

ARCOS DORADOS B.V., as Obligor

By:	/s/ Miguel Sanchez de Bustamante
Name: Miguel Sanchez de Bustamante
Title: Corporate Finance Director

[Signature Page]

[Fourth Amendment to Letter of Credit Reimbursement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Martin Cameo
	Name:	Martin Cameo
	Title:	Director

By:	/s/ Andreas Schenk Caviezel
	Name:	Andreas Schenk Caviezel
	Title:	Managing Director

EXHIBIT A

[LETTERHEAD OF CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH]

April 23, 2010

Deutsche Bank Trust Company Americas

60 Wall Street, MS NYC60-2710

New York, NY 10005-2858

Attn: Luigi Sacramone

Re: Cancellation of Account Security and Control Agreement, account number S45182

To Whom It May Concern:

Reference is made to that certain Account Security and Control Agreement dated July 8, 2009 (the “Account Control Agreement”) among Arcos Dorados B.V. (the “Obligor”), Credit Suisse AG, Cayman Islands Branch (formerly known as Credit Suisse, acting through its Cayman Islands Branch) (the “Secured Party” or the “Bank”) and Deutsche Bank Trust Company Americas (the “Securities Intermediary”) entered into pursuant to Section 13(q) of that certain Letter of Credit Reimbursement Agreement dated as of August 3, 2007 (as amended from time to time, the “LOCRA”) between the Obligor and the Bank, under which the Obligor is required to post Hedging Collateral upon the occurrence of a Hedging Event. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the LOCRA.

This is to advise you that pursuant to an amendment to the LOCRA, dated April 23, 2010, entered into between the Obligor and the Bank (the “Amendment to LOCRA”), the Obligor is no longer required to post Hedging Collateral and, as a result thereof, the undersigned hereby releases the Secured Party’s security interest in the above referenced account (the “Account”), titled Arcos CS Acc. Sec and Cntl Agreement.

Accordingly, and notwithstanding anything to the contrary in Section 9.11 (Termination) of the Account Control Agreement, the Secured party hereby terminates the Account Control Agreement effective as of the Amendment Effective Date (as defined in the Amendment to LOCRA), except with respect to those obligations of the Obligor that survive the termination thereof other than any obligation under Section 9.11 (Termination) of the Account Control Agreement to transfer the Account to a different “securities intermediary” or enter into, execute and deliver an agreement substantially in the form of the Account Control Agreement with such different “securities intermediary.” Accordingly, you may remove any notation in your records indicating the interest of the Secured party in the Account and follow any further instructions of the Obligor regarding the Account.

This letter agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

This letter agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this letter agreement by telecopy, facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Secured Party

By:
Name:
Title:

By:
Name:
Title:

Acknowledged by: ARCOS DORADOS B.V., as Obligor

By:
Name:
Title:

Acknowledged by: DEUTSCHE BANK TRUST COMPANY AMERICAS, as Securities Intermediary

By:
Name:
Title: